                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                  /s/ LAWRENCE A. BOSSIDY
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                   /s/ HANS W. BECHERER
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                  /s/ JEWEL PLUMMER COBB
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                   /s/ EUGENE E. COVERT
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                     /s/ ANN M. FUDGE
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                  /s/ WILLIAM R. HASELTON
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                    /s/ PAUL X. KELLEY
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                 /s/ ROBERT D. KILPATRICK
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                   /s/ ROBERT P. LUCIANO
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                   /s/ RUSSELL E. PALMER
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                   /s/ JOHN R. STAFFORD
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                  /s/ THOMAS P. STAFFORD
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                   /s/ DELBERT C. STALEY
                                           .....................................

Date: February 28, 1994

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, as a director of AlliedSignal Inc. (the 'Company'), a Delaware corporation, hereby constitute and appoint Lawrence
A. Bossidy, Peter M. Kreindler, John W. Barter and G. Peter D'Aloia my true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the others), my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities,

     (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1993,

     (ii) to sign any amendment to the Annual Report referred to in (i) above, and

     (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth below.

                                                   /s/ ROBERT C. WINTERS
                                           .....................................

Date: February 28, 1994